SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 9, 2002


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


           CAYMAN ISLANDS            333-75899              N/A

  (State or other jurisdiction of   (Commission      (I.R.S. Employer
   incorporation or organization)   File Number)     Identification No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500

                           TRANSOCEAN SEDCO FOREX INC.
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On May 9, 2002, shareholders of Transocean Sedco Forex Inc. approved the proposal to change the name of the company to Transocean Inc. (the "Company"). The Company's new name is now effective. The Company's CINS (CUSIP International Numbering System) number pertaining to its ordinary shares did not change and remains G90078109. The trading symbol for the Company's ordinary shares (RIG) also remains the same.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TRANSOCEAN INC.


Date:  May 10, 2002                   By:      /s/  William  E.  Turcotte
                                               ---------------------------------
                                      Name:    William  E.  Turcotte
                                      Title:   Associate General Counsel


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